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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-2 Indenture dated as of February 25, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-2)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


                CALIFORNIA                            333-109503                          33-0705301
                                                      ----------                      --------------
                                                     (Commission                     (I.R.S. Employer
                                                     File Number)                  Identification No.)
(State or Other Jurisdiction
of Incorporation)

1401 Dove Street                                                                            92660
                                                                                        ---------
NEWPORT BEACH, CALIFORNIA                                                               (Zip Code)
-------------------------
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.



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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1 Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.

                                             By: /S/ RICHARD J. JOHNSON
                                                --------------------------------
                                             Name:   Richard J. Johnson
                                             Title:  Chief Financial Officer

Dated: February 25, 2004


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION

25.1 Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.